UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2020

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	000-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 North Frontage Road, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	BFIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 17, 2020, the Board of Directors of BankFinancial Corporation (the “Company”), the holding company for BankFinancial, NA, a national bank (the “Bank”), appointed Debra Zukonik to the Board of Directors, effective immediately.  Ms. Zukonik is the co-owner and Chief Credit Officer of Dare Capital Partners, LLC, which provides asset-based lending and accounts receivable factoring to selected small and medium-size businesses, and co-investment in asset-based lending or accounts receivable factoring facilities to selected financial institutions.  Ms. Zukonik is also a co-owner of FactorHelp, Inc., which is a factoring consulting firm, and a co-owner of Factor Solutions, LLC, which provides servicing for factoring transactions.  Ms. Zukonik is a member of the Board of Directors of the American Factoring Association, and she previously served on the Executive Committees of the Commercial Finance Association Board of Directors and the International Factoring Association Board of Directors.

Ms. Zukonik will receive the standard compensatory arrangements that the Company currently provides its non-employee directors, as described in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on April 17, 2020.

The Company has not determined what committees, if any, Ms. Zukonik will be appointed to.  At the time of her appointment, the Bank had no existing transactions with entities co-owned by Ms. Zukonik.  However, the Bank may enter into certain transactions which could cause the Company to determine that Ms. Zukonik would not qualify as an independent director as defined in Rule 5605(a)(2) of the listing standards of the NASDAQ Stock Market.  Accordingly, the Company does not presently intend to appoint Ms. Zukonik to the Company’s Audit, Corporate Governance & Nominating, or the Human Resources Committees.

Item 9.01	Financial Statements and Exhibits
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKFINANCIAL CORPORATION
(Registrant)

Dated: December 18, 2020	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President